UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 1, 2022

Clovis Oncology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35347	90-0475355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5500 Flatiron Parkway, Suite 100 Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 625-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock par Value $0.001 per Share	CLVS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 2.04.     Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

As previously disclosed, Clovis Oncology, Inc. (the “Company”) elected to not make the interest payment (the “Interest Payment”) in respect of its 1.25% Convertible Senior Notes due 2025 (the “2025 Notes”) that was due on November 1, 2022 (the “Interest Payment Date”). Under the indenture governing the 2025 Notes, the Company had a 30-day grace period from the Interest Payment Date to make the Interest Payment before such nonpayment would constitute an “event of default” under the indenture with respect to the 2025 Notes. The Company did not make the Interest Payment on December 1, 2022, and, as a result, an “event of default” has occurred under certain of the Company’s debt instruments as described below.

The failure to make the Interest Payment on December 1, 2022 constitutes (whether directly or indirectly as a result of a “cross default”) an “event of default” under the following debt instruments (the “Debt Instruments”):

•

Financing Agreement, dated as of May 1, 2019 (the “Financing Agreement”) (as amended, modified or supplemented from time to time), by and among the Company, certain subsidiaries of the Company named therein, as Guarantors, the lenders party thereto and TOP IV SPV GP, LLC, as administrative agent;

•

Indenture, dated as of April 19, 2018 (as amended by that first supplemental indenture, dated April 19, 2018, collectively, the “2018 Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, governing the 1.25% Convertible Senior Notes which mature on May 1, 2025;

•

Indenture, dated as of August 13, 2019 (the “2019 Indenture”) (as amended, modified or supplemented from time to time), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, governing the 4.50% Convertible Senior Notes, which mature on August 1, 2024; and

•

Indenture, dated as of November 17, 2020 (as amended, modified or supplemented from time to time, the “2020 Indenture” and together with the 2018 Indenture and 2019 Indenture, the “Indentures”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, governing the 4.50% Convertible Senior Notes which mature on August 1, 2024.

The Debt Instruments provide that upon an “event of default” the trustee (under the Indentures) and the administrative agent (under the Financing Agreement) may cause the principal and interest due under Indentures and the “Discharge Amount” (as defined in the Financing Agreement and generally consisting of twice the amount borrowed thereunder) under the Financing Agreement, respectively, to become immediately due and payable.

Given the Company’s previously disclosed liquidity situation, the Company currently expects to file a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code in the very near term.

Item 8.01.     Other Events.

As previously disclosed, on November 14, 2022, the FDA requested that the Company voluntarily revise the label for Rubraca in the U.S. to limit its use in second-line maintenance treatment in adult patients with recurrent epithelial ovarian, fallopian tube, or primary peritoneal cancer who are in a complete or partial response to platinum-based chemotherapy to patients with a tBRCA mutation only. The FDA further indicated to the Company that if an agreement could not be reached on the restricted indication, the FDA would convene an ODAC meeting to review the matter. The Company has informed the FDA that it will limit Rubraca’s label in this second-line maintenance indication to the tBRCA mutation patient population only. The Company expects to discuss further with FDA the specific updates to the label to implement this change.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, statements about the Company’s plans to file a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code; the actions the trustee and the administrative agent may take under the Debt Instruments and its potential impact on the Company; the changes to Rubraca’s label and its impact on the Company; and other statements regarding the Company’s strategy and future operations, performance and prospects among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the “events of default” and a potential Chapter 11 filing on the Company’s liquidity and results of operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2022

CLOVIS ONCOLOGY, INC.

	By:	/s/ Paul Gross
	Name:	Paul Gross
	Title:	Executive Vice President and General Counsel